AMENDED AND RESTATED EXHIBIT A TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC DATED JULY 2, 2018 Intending to be legally bound, the undersigned hereby amend and restate Exhibit A to the aforesaid Agreement to include the following investment portfolios as of January 28, 2026: Name of Fund Annual Advisory Fee (as a % of average daily net assets) Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X MSCI Norway ETF 0.25% October 2, 2009 November 20, 2025 November 9, 2010 Global X MSCI Argentina ETF 0.25% December 5, 2008 November 20, 2025 March 2, 2011 Global X MSCI Colombia ETF 0.25% December 5, 2008 November 20, 2025 February 5, 2009 Global X MSCI China Consumer Discretionary ETF 0.25% October 2, 2009 November 20, 2025 November 30, 2009 Global X Copper Miners ETF 0.25% March 26, 2010 November 20, 2025 April 19, 2010 Global X Silver Miners ETF 0.25% March 26, 2010 November 20, 2025 April 19, 2010 Global X Lithium & Battery Tech ETF 0.25% June 4, 2010 November 20, 2025 July 22, 2010 Global X Uranium ETF 0.25% June 4, 2010 November 20, 2025 November 4, 2010 Global X Gold Explorers ETF 0.25% August 27, 2010 November 20, 2025 November 3, 2010 Global X FTSE Southeast Asia ETF 0.25% November 17, 2010 November 20, 2025 February 16, 2011 Global X SuperDividend® ETF 0.25% February 25, 2011 November 20, 2025 June 8, 2011 Global X MLP ETF 0.25% May 11, 2011 November 20, 2025 April 18, 2012 Global X MSCI Greece ETF 0.25% August 19, 2011 November 20, 2025 December 7, 2011 Global X Disruptive Materials ETF 0.25% August 19, 2011 November 20, 2025 January 24, 2022 Global X Social Media ETF 0.25% August 19, 2011 November 20, 2025 November 14, 2011 Global X SuperIncome™ Preferred ETF 0.25% February 24, 2012 November 20, 2025 July 16, 2012 Global X SuperDividend® REIT ETF 0.25% February 24, 2012 November 20, 2025 March 16, 2015 Global X Guru® Index ETF 0.25% May 25, 2012 November 20, 2025 June 4, 2012 Global X SuperDividend® U.S. ETF 0.25% November 16, 2012 November 20, 2025 March 11, 2013 Global X MLP & Energy Infrastructure ETF 0.25% February 22, 2013 November 20, 2025 August 6, 2013 Global X MSCI SuperDividend® Emerging Markets ETF 0.25% November 14, 2014 November 20, 2025 March 16, 2015 Global X Alternative Income ETF 0.25% March 10, 2015 November 20, 2025 July 13, 2015 Global X Renewable Energy Producers ETF 0.25% April 21, 2015 November 20, 2025 May 27, 2015 Global X S&P 500® Catholic Values ETF 0.25% May 29, 2015 November 20, 2025 April 18, 2016 Global X Internet of Things ETF 0.25% November 13, 2015 November 20, 2025 September 12, 2016 Global X FinTech ETF 0.25% November 13, 2015 November 20, 2025 September 12, 2016 Global X Conscious Companies ETF 0.25% November 13, 2015 November 20, 2025 July 11, 2016 Global X Robotics & Artificial Intelligence ETF 0.25% February 26, 2016 November 20, 2025 September 12, 2016 Global X Aging Population ETF 0.25% February 26, 2016 November 20, 2025 May 9, 2016 Global X Millennial Consumer ETF 0.25% February 26, 2016 November 20, 2025 May 4, 2016 Global X MSCI SuperDividend® EAFE ETF 0.25% September 9, 2016 November 20, 2025 November 14, 2016 Global X U.S. Infrastructure Development ETF 0.25% February 24, 2017 November 20, 2025 March 6, 2017 Global X U.S. Preferred ETF 0.15% February 24, 2017 November 20, 2025 September 11, 2017 Global X Artificial Intelligence & Technology ETF 0.25% February 23, 2018 November 20, 2025 May 11, 2018 Global X Autonomous & Electric Vehicles ETF 0.25% February 23, 2018 November 20, 2025 April 13, 2018 Global X S&P 500® Quality Dividend ETF 0.15% May 23, 2018 November 20, 2025 July 13, 2018 Global X E-commerce ETF 0.25% May 23, 2018 November 20, 2025 November 27, 2018 Docusign Envelope ID: 34EA1360-CC61-45CB-A615-56D3FC3A4D04

Name of Fund Annual Advisory Fee (as a % of average daily net assets) Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Genomics & Biotechnology ETF 0.25% May 23, 2018 November 20, 2025 April 5, 2019 Global X Adaptive U.S. Factor ETF 0.25% May 23, 2018 November 20, 2025 August 24, 2018 Global X DAX Germany ETF 0.15% September 13, 2018 November 20, 2025 December 24, 2018 Global X NASDAQ 100 Covered Call ETF 0.25% September 13, 2018 November 20, 2025 December 24, 2018 Global X S&P 500® Covered Call ETF 0.25% September 13, 2018 November 20, 2025 December 24, 2018 Global X Cloud Computing ETF 0.25% November 13, 2018 November 20, 2025 April 12, 2019 Global X Dorsey Wright Thematic ETF 0.25% November 13, 2018 November 20, 2025 October 25, 2019 Global X Russell 2000 Covered Call ETF 0.25% November 13, 2018 November 20, 2025 April 17, 2019 Global X Cybersecurity ETF 0.25% June 13, 2019 November 20, 2025 October 25, 2019 Global X Video Games & Esports ETF 0.25% June 13, 2019 November 20, 2025 October 25, 2019 Global X Emerging Markets Bond ETF 0.25% February 18, 2020 November 20, 2025 June 1, 2020 Global X S&P Catholic Values Developed ex-U.S. ETF 0.25% February 18, 2020 November 20, 2025 June 22, 2020 Global X Variable Rate Preferred ETF 0.15% February 18, 2020 November 20, 2025 June 22, 2020 Global X HealthTech ETF 0.25% May 29, 2020 November 20, 2025 July 29, 2020 Global X S&P Catholic Values U.S. Aggregate Bond ETF 0.15% May 29, 2020 November 20, 2025 Global X S&P 500 Covered Call & Growth ETF 0.25% May 29, 2020 November 20, 2025 September 18, 2020 Global X Nasdaq 100 Covered Call & Growth ETF 0.25% May 29, 2020 November 20, 2025 September 18, 2020 Global X CleanTech ETF 0.25% May 29, 2020 November 20, 2025 October 27, 2020 Global X Data Center & Digital Infrastructure ETF 0.25% July 30, 2020 November 20, 2025 October 27, 2020 Global X Adaptive U.S. Risk Management ETF 0.25% November 11, 2020 November 20, 2025 January 12, 2021 Global X Clean Water ETF 0.25% February 26, 2021 November 20, 2025 April 8, 2021 Global X Nasdaq 100 Tail Risk ETF 0.25% May 21, 2021 November 20, 2025 August 25, 2021 Global X Nasdaq 100 Risk Managed Income ETF 0.25% May 21, 2021 November 20, 2025 August 25, 2021 Global X Nasdaq 100 Collar 95-110 ETF 0.25% May 21, 2021 November 20, 2025 August 25, 2021 Global X S&P 500 Tail Risk ETF 0.25% May 21, 2021 November 20, 2025 August 25, 2021 Global X S&P 500 Risk Managed Income ETF 0.25% May 21, 2021 November 20, 2025 August 25, 2021 Global X S&P 500 Collar 95-110 ETF 0.25% May 21, 2021 November 20, 2025 August 25, 2021 Global X Blockchain ETF 0.25% May 21, 2021 November 20, 2025 July 12, 2021 Global X AgTech & Food Innovation ETF 0.25% May 21, 2021 November 20, 2025 July 12, 2021 Global X Hydrogen ETF 0.25% May 21, 2021 November 20, 2025 July 12, 2021 Global X MSCI Vietnam ETF 0.25% August 4, 2021 November 20, 2025 December 7, 2021 Global X Blockchain & Bitcoin Strategy ETF 0.25% September 17, 2021 November 20, 2025 November 15, 2021 Global X Information Technology Covered Call & Growth ETF 0.25% November 12, 2021 November 20, 2025 November 21, 2022 Global X Dow 30® Covered Call ETF 0.25% November 12, 2021 November 20, 2025 February 23, 2022 Global X Interest Rate Volatility & Inflation Hedge ETF 0.25% February 25, 2022 November 20, 2025 July 5, 2022 Docusign Envelope ID: 34EA1360-CC61-45CB-A615-56D3FC3A4D04

Name of Fund Annual Advisory Fee (as a % of average daily net assets) Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Russell 2000 Covered Call & Growth ETF 0.25% August 10, 2022 November 20, 2025 October 4, 2022 Global X Emerging Markets ex-China ETF 0.25% September 16, 2022 November 20, 2025 May 12, 2023 Global X Emerging Markets Great Consumer ETF 0.25% September 16, 2022 November 20, 2025 May 12, 2023 Global X U.S. Cash Flow Kings 100 ETF 0.15% February 24, 2023 November 20, 2025 July 10, 2023 Global X Dow 30® Covered Call & Growth ETF 0.25% May 19, 2023 November 20, 2025 July 25, 2023 Global X 1-3 Month T-Bill ETF 0.05% May 19, 2023 November 20, 2025 June 21, 2023 Global X Defense Tech ETF 0.25% May 19, 2023 November 20, 2025 September 11, 2023 Global X Brazil Active ETF 0.25% May 19, 2023 November 20, 2025 August 16, 2023 Global X India Active ETF 0.25% May 19, 2023 November 20, 2025 August 17, 2023 Global X Bitcoin Trend Strategy ETF 0.25% August 17, 2023 November 20, 2025 March 20, 2024 Global X MLP & Energy Infrastructure Covered Call ETF 0.25% March 7, 2024 November 20, 2025 May 7, 2024 Global X Infrastructure Development ex-U.S. ETF 0.25% March 7, 2024 November 20, 2025 August 28, 2024 Global X Russell 2000 ETF 0.05% March 7, 2024 November 20, 2025 June 4, 2024 Global X Short-Term Treasury Ladder ETF 0.05% May 21, 2024 November 20, 2025 September 9, 2024 Global X Intermediate-Term Treasury Ladder ETF 0.05% May 21, 2024 November 20, 2025 September 9, 2024 Global X Long-Term Treasury Ladder ETF 0.05% May 21, 2024 November 20, 2025 September 9, 2024 Global X Bitcoin Covered Call ETF 0.25% May 21, 2024 November 20, 2025 Global X U.S. Electrification ETF 0.25% September 18, 2024 November 20, 2025 December 17, 2024 Global X S&P 500 U.S. Revenue Leaders ETF 0.15% January 24, 2025 November 20, 2025 April 15, 2025 Global X S&P 500 U.S. Market Leaders Top 50 ETF 0.15% January 24, 2025 November 20, 2025 April 15, 2025 Global X Investment Grade Corporate Bond ETF 0.05% March 4, 2025 November 20, 2025 June 16, 2025 Global X Treasury Bond Enhanced Income ETF 0.15% March 4, 2025 November 20, 2025 July 15, 2025 Global X PureCapSM MSCI Information Technology ETF 0.15% March 4, 2025 November 20, 2025 July 22, 2025 Global X PureCapSM MSCI Communication Services ETF 0.15% March 4, 2025 November 20, 2025 July 22, 2025 Global X PureCapSM MSCI Consumer Discretionary ETF 0.15% March 4, 2025 November 20, 2025 July 22, 2025 Global X PureCap℠ MSCI Energy ETF 0.15% May 22, 2025 November 20, 2025 July 22, 2025 Global X PureCap℠ MSCI Consumer Staples ETF 0.15% May 22, 2025 November 20, 2025 July 22, 2025 Global X S&P 500® Christian Values ETF 0.25% May 22, 2025 November 20, 2025 September 23, 2025 Global X U.S. 500 ETF 0.005% May 22, 2025 November 20, 2025 September 23, 2025 Global X AI Semiconductor & Quantum ETF 0.25% July 31, 2025 November 20, 2025 September 30, 2025 Global X U.S. Natural Gas ETF 0.25% July 31, 2025 November 20, 2025 October 28, 2025 Docusign Envelope ID: 34EA1360-CC61-45CB-A615-56D3FC3A4D04

Name of Fund Annual Advisory Fee (as a % of average daily net assets) Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X Gold Miners ETF 0.25% September 18, 2025 November 20, 2025 December 9, 2025 Global X Zero Coupon Bond 2030 ETF 0.05% September 18, 2025 November 20, 2025 January 6, 2026 Global X Zero Coupon Bond 2031 ETF 0.05% September 18, 2025 November 20, 2025 January 6, 2026 Global X Zero Coupon Bond 2032 ETF 0.05% September 18, 2025 November 20, 2025 January 6, 2026 Global X Zero Coupon Bond 2033 ETF 0.05% September 18, 2025 November 20, 2025 January 6, 2026 Global X Zero Coupon Bond 2034 ETF 0.05% September 18, 2025 November 20, 2025 January 6, 2026 Global X Zero Coupon Bond 2035 ETF 0.05% September 18, 2025 November 20, 2025 January 6, 2026 Global X Commodity Strategy ETF 0.25% September 18, 2025 November 20, 2025 Global X U.S. 500 Income EdgeSM ETF 0.25% November 20, 2025 Global X Nasdaq-100® Income EdgeSM ETF 0.25% November 20, 2025 Global X Stablecoin & Tokenization Ecosystem ETF 0.25% November 20, 2025 Global X Ethereum Covered Call ETF 0.25% November 20, 2025 Global X NYSE® 100 ETF 0.05% January 28, 2026 Global X Space Tech ETF 0.25% January 28, 2026 Global X PureCap℠ MSCI Financials ETF 0.15% January 28, 2026 Global X PureCap℠ MSCI Health Care ETF 0.15% January 28, 2026 Global X PureCap℠ MSCI Industrials ETF 0.15% January 28, 2026 Global X PureCap℠ MSCI Materials ETF 0.15% January 28, 2026 Global X PureCap℠ MSCI Utilities ETF 0.15% January 28, 2026 Global X PureCap℠ MSCI Real Estate ETF 0.15% January 28, 2026 [SIGNATURES TO FOLLOW] Docusign Envelope ID: 34EA1360-CC61-45CB-A615-56D3FC3A4D04

GLOBAL X FUNDS By: Jasmin Ali Title: Secretary GLOBAL X MANAGEMENT COMPANY LLC By: Alex Ashby Title: Chief Operating Officer Docusign Envelope ID: 34EA1360-CC61-45CB-A615-56D3FC3A4D04